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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report September 9, 2003
                Date of earliest event reported September 9, 2003



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


              Delaware                                    95-4119509
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification No.)

           One Marcus Square
           1618 Main Street
             Dallas, Texas
                                                               75201
(Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (214) 741-6911
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                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.


         (c) Exhibits.

             99.1 Press release dated September 9, 2003 announcing financial results for the fiscal fourth quarter and fiscal year ended August 2, 2003.


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information contained in this Item 12 and the exhibit thereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On September 9, 2003, The Neiman Marcus Group, Inc. issued a press release announcing its results of operations and financial condition for the fiscal fourth quarter and fiscal year ended August 2, 2003. A copy of this press release is attached as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  September 9, 2003                    By:  /s/ T. Dale Stapleton
                                                --------------------------------

                                                     T. Dale Stapleton Vice
                                                     President and Controller
                                                     (principal accounting
                                                     officer of the registrant)